[PHOTO]


VANGUARD
PENNSYLVANIA
TAX-FREE FUND

Annual Report
November 30, 1996

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson (who is also shown, accepting a surrender, in a detail from a nineteenth-century engraving); and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

[PHOTO]

VANGUARD HAS ALWAYS STRIVED TO BE THE STANDARD-BEARER for mutual fund disclosure, going well beyond the "letter of the law" in our shareholder communications. During the past year, we raised the standard once again by rewriting and reformatting our Fund prospectuses. They are designed to ensure that prospective investors fully understand, before they make an investment, each Fund's investment strategies, risks, and costs. In that spirit, we have redesigned our Annual Reports to shareholders, which provide a comprehensive discussion and analysis of the year's results in the context of each Fund's investment objectives and policies. Since Vanguard has long been recognized for the quality and content of these Fund Reports, our overriding objective was to maintain the character of the previous Reports, while adding information to assist shareholders in understanding the investment characteristics of their Fund.

THE NEW FUND REPORTS INCLUDE A MESSAGE TO SHAREHOLDERS from Chairman John C. Bogle and President John J. Brennan. This Message continues to provide a candid assessment of the Fund's performance relative to an appropriate unmanaged market benchmark and a peer group of mutual funds with similar investment policies. It also reviews the principal factors contributing to--and detracting from--the returns earned by the Fund. To help you evaluate your Fund's current-year performance, the Message includes a discussion of the Fund's long-term investment results, as well as a look ahead to the prospects for the coming year. A recap of the financial markets, which had been included as part of the Chairman's letter, now appears in The Markets In Perspective. This overview covers the world's financial markets, putting the results of the Fund's strategy in a global perspective.

THE PORTFOLIO PROFILE REPRESENTS AN ADDITION TO OUR FUND REPORTS. In this day and age, many investors use detailed statistical information to evaluate their mutual fund holdings, and our new Portfolio Profile furnishes shareholders with comprehensive data on key characteristics--sector diversification, volatility, top-ten holdings, among others--that ultimately define how a Fund is likely to perform in various market environments. For this information to be used effectively, we include a brief description of the profiled characteristics. The Report From The Adviser (for our traditionally managed Funds) now covers specific topics that we have defined as being the important ones for the adviser to address--and we do our best to ensure that this Report is written in the same simple and candid manner that characterizes all Vanguard communications. Finally, each Adviser's Report will include an inset reminder of the adviser's basic investment philosophy.

WE TRUST THAT THIS REDESIGNED FUND REPORT will continue to meet your need for a fair, candid, and clear presentation of your Fund's investment results and a thorough portfolio review. We welcome any comments that you might have at any time regarding these Reports.

                                    CONTENTS

                                  A Message To
                                Our Shareholders
                                       1

                                  The Markets
                                 In Perspective
                                       4

                                  Report From
                                  The Adviser
                                       6

                                  Performance
                                   Summaries
                                       8

                                   Portfolio
                                    Profiles
                                       10

                                   Financial
                                   Statements
                                       13

                                   Report Of
                                  Independent
                                  Accountants
                                       27

                                  Trustees And
                                    Officers

                               INSIDE BACK COVER

[PHOTO]

JOHN C. BOGLE


[PHOTO]

JOHN J. BRENNAN


Fellow Shareholder,


     The 1996 fiscal year for Vanguard Pennsylvania Tax-Free Fund, which ended on November 30, proved notable for one important reason: Relative stability returned to the municipal bond market for the first time in the past four years.

     Interest rates fluctuated in a fairly narrow range during the year--responding to marked shifts in investor sentiment about the strength of the U.S. economy and the specter of inflation--but on balance the yield on long-term U.S. Treasury bonds increased only slightly and the yield available on long-term tax-exempt bonds was essentially unchanged. In this calmer environment, the returns of our Insured Long-Term and Money Market Portfolios exceeded the results of their competitive fund groups. The table at right presents each Portfolio's twelve-month return as well as its income and capital components.

---------------------------------------------------------
                              INVESTMENT RETURNS
                      FISCAL YEAR ENDED NOVEMBER 30, 1996
                      -----------------------------------
PORTFOLIO                INCOME    CAPITAL      TOTAL
---------------------------------------------------------
Insured Long-Term         +5.6%      +0.2%      +5.8%
Money Market              +3.4        0.0       +3.4
---------------------------------------------------------

     The total return (capital change plus reinvested dividends) of the Insured Long-Term Portfolio is based on a change in net asset value from $11.28 per share on November 30, 1995, to $11.26 per share on November 30, 1996, adjusted for dividends totaling $0.606 per share from net investment income and a distribution of $0.037 per share from net realized capital gains. As expected--but is by no means guaranteed--the Money Market Portfolio's net asset value remained at $1.00 per share. The Portfolio's yield at the end of the fiscal year stood at 3.4%, down from 3.6% a year earlier.

FISCAL 1996 PERFORMANCE OVERVIEW

In the taxable bond market, yields experienced some interim variability, but ended the period just a bit higher than their beginning levels. Yields on municipal bonds remained unchanged on balance at 5.7%, as investor concerns about the prospect of a "flat tax" all but disappeared.

     This environment of relative stability contrasted starkly with the three previous years. During 1993, interest rates tumbled and bond prices surged, only to reverse themselves in the rapidly rising interest-rate environment of 1994. But in 1995, a remarkable about-face in the course of interest rates sent bond prices soaring once again. The lesson is clear: While bond (and bond fund) prices can fluctuate sharply over short periods, these price swings tend to be offsetting over longer periods.

     During fiscal 1996, when most municipal bond funds essentially earned their coupons, the +5.8% annual total return for the Pennsylvania Insured Long-Term Portfolio was better than the +5.1% annual return for the average Pennsylvania municipal bond fund but a hair behind the +5.9% return of the Lehman Municipal Bond Index. This national Index is a tough standard for all state tax-free funds, existing, as it does, only on paper, outside the "real world" in which fund operating expenses and transaction costs are very much in evidence.

     For Pennsylvania residents, the income earned by our Portfolios is exempt from state, local, and federal income taxes. Given these tax advantages, investors in the Pennsylvania Insured Long-Term Portfolio who are taxed at the highest federal and state marginal tax rates can earn 54% more after-tax income than they could in a comparable long-term taxable bond fund. For similarly situated investors in our Money Market Portfolio, the after-tax yield premium of MIG-1 notes over U.S. Treasury bills was 24% at the end of the twelve-month period. Put another way, for a Pennsylvania investor, a yield of 5.7% on a tax-exempt long-term portfolio would be the equivalent of a 9.9% taxable yield. (For a tax-exempt short-term yield of 3.6%, the taxable equivalent yield would be 6.3%.)

     The table below presents a general comparison of the annual income earned on tax-exempt and taxable securities as of November 30, 1996, assuming a $100,000 investment. Please note that these examples ignore two important quality distinctions between state- specific municipal bond funds and U.S. Treasury bond funds: (1) U.S. Treasury bond funds hold solely Treasury securities, which are backed by the full faith and credit of the U.S. government; and (2) state-specific municipal bond funds incur a significant risk by concentrating their assets in securities from a particular economic region.

---------------------------------------------------------
                            ILLUSTRATION OF INCOME ON A
                         HYPOTHETICAL $100,000 INVESTMENT
                         --------------------------------
                              LONG-TERM   SHORT-TERM
---------------------------------------------------------
Taxable gross income           $6,400       $5,100
Less taxes (42.4%)             (2,700)      (2,200)
Net after-tax income            3,700        2,900
---------------------------------------------------------
Tax-exempt income              $5,700       $3,600
---------------------------------------------------------
Tax-exempt income advantage    $2,000       $  700
---------------------------------------------------------
Percentage advantage              54%          24%
---------------------------------------------------------

The illustration assumes current yields (as of November 30, 1996) of 6.4% for long-term U.S. Treasury bonds, 5.1% for U.S. Treasury bills, 5.7% for long-term municipals, and 3.6% for short-term municipals. The tax adjustment assumes a federal tax rate of 39.6% and a top state tax rate of 2.8%; local taxes not considered. The illustration is not intended to represent future results.

     For our Insured Long-Term Portfolio, these added risks are substantially mitigated by private insurance, which, in effect, guarantees the full payment of annual income and the return of principal at maturity for the municipal bonds we hold. Portfolio insurance is generally not available for short-term securities; thus, the task of preserving principal in our Money Market Portfolio falls to our investment adviser, Vanguard Fixed Income Group. The Group carefully scrutinizes the credit quality of our holdings and has earned our Portfolio Moody's Investor Service's highest quality rating (or the equivalent) for shorter-term securities. That said, we emphasize that money market fund investments are not guaranteed by the Federal Deposit Insurance Corporation, which insures bank accounts and certificates of deposit.

LONG-TERM PERFORMANCE OVERVIEW

     The table on page 3 compares the longer-term performance of each Pennsylvania Portfolio with that of its mutual fund peer group. It also illustrates the "Vanguard Advantage"--the performance edge our Portfolios provided over their respective competitive standards.

     Our expense ratio advantage over our typical competitor plays a key role in our performance advantage. Our Portfolios maintain expense ratios (expenses as a percentage of average net assets) of 0.19%, compared with the 1.01% charged by the average long-term state tax-free fund, and 0.59% for the average money market state tax-free fund. This benefit over our competitors has been available to our shareholders year after year with no sacrifice in credit quality. Vanguard Fixed Income Group also plays a key role in our success, managing the Portfolios ably and maintaining a level of investment quality that is, in our judgment, second to none in the field.

-----------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURNS
                                PERIODS ENDED NOVEMBER 30, 1996
                             ------------------------------------
                                          AVERAGE
                              VANGUARD   COMPETITIVE   VANGUARD
PORTFOLIO (INCEPTION DATE)      FUND       FUND        ADVANTAGE
-----------------------------------------------------------------
Insured Long-Term* (4/7/86)     +7.8%      +7.3%         +0.5%
Money Market** (6/13/88)        +4.1       +3.9          +0.2
-----------------------------------------------------------------

* Annualized ten-year return.
**Annualized returns since inception.


IN SUMMARY

The past four years have illustrated the range of market environments that bond fund investors may enjoy--or be forced to endure. Which of these environments is normal for municipal bonds? The answer is probably: all of the above. In the years ahead, there are sure to be more sharp rises in interest rates, more sustained declines, and more years of relative tranquility. Indeed, this is part and parcel of investing in bond funds. In the long run, however, the rate of interest income--"the coupon"--will be the dominant source of our returns.

     Whatever the year-to-year turbulence of the bond market, Vanguard Pennsylvania Tax-Free Fund will do what it has always done: continue our focus on providing returns that exceed those of competitive norms, even as we maintain the highest standards of credit quality. As part of a long-term investment program that includes stock funds, bond funds, and money market funds, the Pennsylvania Tax-Free Fund should prove rewarding to investors.



/s/ JOHN C. BOGLE                                    /s/ JOHN J. BRENNAN

Chairman of the Board                                President

December 18, 1996

THE MARKETS IN PERSPECTIVE: FISCAL YEAR ENDED NOVEMBER 30, 1996

[PHOTO]


U.S. EQUITY MARKETS

Few investors would have expected the stock market over the past 12 months to come close to matching the 37.0% return of the prior 12. Yet when the past two fiscal years are considered cumulatively, the Standard & Poor's 500 Composite Stock Price Index has risen 75.1%. Not surprisingly, many of the factors that drove the market higher in 1995 were also in place this year. Once again, steady economic growth and low inflation were powerful motivators.

     The equity markets were decidedly "un-equitable," however, when it came to size and sectors. Companies with larger market values, such as those that dominate the S&P 500 Index, prevailed. In fact, even within the Index, it was the largest companies that turned in the best performance. The 50 biggest companies in the S&P 500 Index (which account for roughly half its market value) gained 31.8% in the fiscal year ended November 30, compared with an increase of 27.9% for the entire Index. Looking at the S&P 500 Index's performance by sector, financial stocks were strongest, closing the year with a 41.9% gain. Technology stocks were a close second, gaining 39.3%. Utilities, plagued early in the year by higher interest rates and a rapidly changing competitive landscape, eked out a 4.4% return, the lowest within the Index.

     With the largest companies performing so well, it was difficult for smaller issues to keep pace. This was evidenced in the considerable difference between the 27.9% return of the S&P 500 Index and the 16.5% return of the Russell 2000 Small Stock Index. Even for the smaller companies, there was a significant range of performance among sectors. Energy stocks led the Russell 2000 Index with a 77.0% gain for the year. Here, rising prices, limited exposure to the cyclical refining business, and a reduced number of competitors created a favorable environment for the stocks. At the other end of the spectrum were health-care stocks, which showed a loss of -0.4%.

-------------------------------------------------------------------
                                       AVERAGE ANNUALIZED RETURNS
                                    PERIODS ENDED NOVEMBER 30, 1996
                                    -------------------------------
                                     1 YEAR     3 YEARS    5 YEARS
-------------------------------------------------------------------
Equity
   S&P 500 Index                      27.9%       21.0%      18.2%
   Russell 2000 Index                 16.5        14.0       16.8
   MSCI-EAFE Index                    12.1        11.7        9.9
------------------------------------------------------------------
Fixed-Income
   Lehman Aggregate Bond Index         6.1%        6.5%       7.9%
   Lehman 10-Year Municipal
     Bond Index                        5.7         6.2        8.0
   Salomon 90-Day U.S. Treasury
     Bills                             5.3         5.0        4.4
------------------------------------------------------------------
Other
   Consumer Price Index                3.2%        2.8%       2.9%
------------------------------------------------------------------

U.S. FIXED-INCOME MARKETS

As the fiscal year ended, the 30-year U.S. Treasury yield of 6.4% was modestly higher than its 6.1% level on November 30, 1995. The relatively small difference in these figures belies the turmoil endured by the fixed-income markets over the past 12 months.

     When the fiscal year began, "Steady as she goes" was the common wisdom. Modest economic growth and benign inflation were expected to continue, giving the Federal Re-serve no reason to move interest rates higher. That complacency was shattered by an exceptionally strong February jobs report, the first of what turned out to be a succession of signs that in fact the economy was growing at a much faster--and potentially inflation-inducing--pace. The bond market reacted swiftly to compensate for the perceived risk: The 30-year Treasury yield jumped from just below 6.0% in late December to 6.7% in late March. The next several months saw a consistent pattern in which bond yields rose on the Friday of the jobs-report release only to fall back by the middle of the month. In reality, there was little bite to the bark. Inflation, as measured by the Consumer Price Index, remained near an annualized rate of 3.2%. And, as the fiscal year entered its final quarter, evidence once again pointed to more "acceptable" levels of growth. That--plus the market's satisfaction with the national election results and prospects for budget action--helped bonds finish the fiscal year with a strong rally.

     The rally enabled the longer-maturity sectors of the market to overcome performance deficits and finish the year with positive returns. Although the specter of the Federal Reserve Board loomed large during the year, in fact the Board acted only twice, lowering the federal funds rate by a total of 0.5%.

     Corporate bonds, mortgage-backed issues, and municipals were three relatively bright spots over the past year. The strength in earnings that benefited stock prices extended to the corporate bond sector as well. These bonds, especially those of lower credit quality, performed well relative to Treasuries as there appeared to be little risk of skipped interest payments or bankruptcy against the good earnings backdrop. The stable-to-rising interest-rate environment throughout most of the year benefited another large segment of the bond market--mortgages--as the threat of refinancings receded. Finally, municipal bonds outpaced their U.S. Treasury counterparts. The sector was shielded to a certain extent from the inflation wars of the Treasury market, and demand outstripped supply for much of the year.

INTERNATIONAL EQUITY MARKETS

Concern about U.S. Federal Reserve Board policy appeared to drive global markets as much as it did those in the United States. In aggregate, the markets rose 17.0%, as measured by the Morgan Stanley Capital International-Europe, Australasia, Far East Index. A stronger dollar reduced this return to 12.1% for U.S.-based investors.

     Regionally, Europe's 22.9% return overshadowed the 1.4% generated by the Pacific Basin. Europe's major markets continued to work toward the economic targets that must be attained by 1999 under the Maastricht Treaty. This ongoing, albeit bumpy, effort kept the continent's economic growth modest and gave investors confidence. The Pacific region, of course, was dominated by the influence of the Japanese market. Despite evidence of a strengthening economy early in the year, Japan's market was shadowed by lingering problems in the banking and real estate sectors and by tepid interest on the part of Japanese investors. The dollar's appreciation against the yen had a significant impact on returns, turning the year's 7.1% gain in yen into a -4.5% loss in dollars. In contrast, the returns for a number of other countries in the region were quite strong: for example, Hong Kong, 38.2%, and Malaysia, 31.8% (in U.S. dollars).

REPORT FROM THE ADVISER

[PHOTO]

     Yields on tax-exempt securities decreased slightly while yields on short-term securities ended virtually unchanged in the 12 months ended November 30, 1996, the fiscal year for Vanguard Pennsylvania Tax-Free Fund.

THE INSURED LONG-TERM PORTFOLIO

Over the 12 months, the yield on high-grade, long-term municipal bonds declined by 8 basis points, or 0.08 percentage point, from 5.74% to 5.66%. By way of comparison, the yield on the benchmark 30-year U.S. Treasury bond increased by 22 basis points, from 6.13% to 6.35%. However, these relatively small changes obscure the volatility in both markets during the course of the year.

     During the first half, reports of a solid increase in economic activity and robust employment gains fanned fears of inflation. In reaction, by June the fixed-income market had driven up the yields on the 30-year Treasury bond and on long-term, high-grade municipal bonds to 7.19% and 6.22%, respectively. But as the economy cooled from its earlier torrid pace, investors grew more confident that the Federal Reserve Board would not have to tighten monetary policy, and yields fell back nearly to their levels at the start of the year.

     For municipal bonds, the issue of tax reform grew in importance in early 1996. Various flat-tax proposals either directly or indirectly threatened the tax-exempt privilege of municipal securities. In its basic form, a flat tax would reduce the current hierarchy of income-tax rates to only one lower level for all earned income. Unearned income (interest, dividends, and capital gains) would not be taxed at all. Since all interest would be exempt from federal income tax, municipal bond interest payments would no longer offer a special tax benefit. Early in the fiscal year, concern about such proposals caused the prices of municipal bonds to fall relative to those of taxable bonds, enabling municipal investors to purchase high-grade, tax-exempt bonds with attractive yields--as high as 94% of comparable U.S. Treasury obligations.

     However, as a campaign issue, the complete overhaul of the federal tax system bombed by early summer. The flat tax suffered a peaceful demise upon the nomination of Bob Dole and was effectively buried with the reelection of President Clinton. By the end of the year, with the flat-tax trauma a thing of the past, the ratio of tax-exempt yields to taxable yields fell to 89%. The relative outperformance of municipals came despite an increase late in the year in the supply of new tax-exempt bond issues, which raised the tax-exempt/taxable yield ratio from a low of 84% in August.

     For 1996, the Insured Long-Term Portfolio provided a positive rate of return, roughly commensurate with the dividends derived from interest income on the Portfolio. Because market yields changed only slightly over the year, income was the dominant component of total return. In this environment, Vanguard's low expense

INVESTMENT PHILOSOPHY

The Fund reflects a belief that it can achieve a high level of current income, consistent with each Portfolio's stated maturity and stringent quality targets, that is exempt from federal and Pennsylvania income taxes by investing in insured and high-quality uninsured securities issued by state, county, and municipal governments in Pennsylvania.

ratio provided a powerful advantage in maximizing the tax-exempt return to shareholders. The lower expense ratio allows more investment income to flow directly to shareholders, which translates into higher Portfolio returns. Over time, this has the powerful and enduring effect of contributing to superior performance.

     Looking ahead, we believe that the tax-exempt investment arena will continue to provide above-average value to shareholders who seek a high-quality investment with durable and attractive after-tax returns. This is especially true for our State Tax-Free Portfolios, which offer the extra benefit of income that is exempt from state, as well as federal, taxes.

THE MONEY MARKET PORTFOLIO

Among money market segments, stable Federal Reserve policy during the second half of the fiscal year allowed yields on U.S. Treasury bills and municipal notes to move somewhat lower. The yields on one-year municipal notes declined by 15 basis points during the second half, while yields on one-year U.S. Treasury bills fell 35 basis points. Aside from the Fed's stable policy, two issues had a significant impact on the short-term securities market.

     The first was the onset of the traditional spring/summer municipal borrowing season. This seasonal deluge of new short-term issues created a temporary summertime overabundance of municipal notes and bonds in the market. The excess supply caused a dramatic rise in yields during late July and August (though in late September yields commenced a steady downward movement). We took advantage of the opportunity to extend the average maturities of the Money Market Portfolio, thereby locking in higher yields. Additionally, we further diversified the Portfolio, thereby further spreading credit risk.

     The second big influence on the market was the Securities and Exchange Commission's decision to postpone the effective date for changes to its Rule 2a-7 under the Investment Company Act of 1940. This rule governs the credit and maturity risk of money market funds. Under the proposed changes, regulations would be tightened on tax-exempt money market funds so as to increase the likelihood of their maintaining a stable net asset value. The changes were expected to take effect on June 3, 1996, but the mutual fund industry made the SEC aware of the need for numerous technical amendments, and the deadline was therefore postponed. We anticipate that new regulations will be completed and made mandatory by the second quarter of 1997. Competing funds that operate under lower quality standards than Vanguard will need to alter their fund management policies. Vanguard's tax-exempt money market Portfolios, however, have always been managed in a conservative, quality-oriented manner, and we anticipate minimal impact when the new regulations take effect.

     In summary, the coming months will require vigilance. Market participants will be required to adopt more stringent regulations at a time when tax-exempt assets are growing and the supply of new issues is minimal. Vanguard's conservative management style will give the Money Market Portfolio a strategic advantage as stricter regulations dictate that competitors play catch-up in terms of quality.

Ian A. MacKinnon, Senior Vice President
Pamela W. Tynan, Principal
Reid O. Smith, Principal
John M. Carbone, Principal
Danine A. Mueller, Principal
Vanguard Fixed Income Group                                    December 16, 1996

PERFORMANCE SUMMARY: INSURED LONG-TERM PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 4/7/86-11/30/96
--------------------------------------------
        INSURED LONG-TERM PORTFOLIO  LEHMAN*
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
--------------------------------------------
1986       3.0%     4.7%     7.7%      8.1%
1987      -9.9      6.6     -3.3      -0.2
1988       4.5      7.5     12.0      10.6
1989       4.7      7.5     12.2      11.0
1990       0.3      7.0      7.3       7.7
1991       2.8      6.9      9.7      10.3
1992       5.0      6.7     11.7      10.0
1993       5.8      6.1     11.9      11.1
1994     -10.7      5.3     -5.4      -5.2
1995      12.0      6.5     18.5      18.9
1996       0.2      5.6      5.8       5.9
--------------------------------------------

*Lehman Municipal Bond Index.

See Financial Highlights table on page 23 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: 6/13/88-11/30/96
-------------------------------------------------------------------------------------------
                    Cumulative Performance 10 yr Graph - Portfolio/ Benchmark -
                Vanguard Pennsylvania Tax-Free Fund Insured Long-Term Portfolio
         PA Insured Long-Term    Lipper PA Municipal Debt       Lehman Municipal Bond Index
31717           10,000                    10000                           10000
31809           10,331                    10337                           10332
1987 05          9,431                     9427                            9662
1987 08          9,770                     9799                           10069
1987 11          9,667                     9623                            9987
1988 02         10,427                    10355                           10603
1988 05         10,221                    10215                           10529
32356           10,510                    10534                           10762
1988 11         10,829                    10879                           11048
1989 02         11,098                    11127                           11262
1989 05         11,661                    11573                           11741
1989 08         11,790                    11724                           11944
1989 11         12,146                    12013                           12265
1990 02         12,231                    12115                           12417
1990 05         12,452                    12271                           12600
1990 08         12,373                    12296                           12711
1990 11         13,029                    12778                           13209
1991 02         13,302                    13060                           13561
1991 05         13,662                    13407                           13870
1991 08         13,981                    13724                           14210
1991 11         14,287                    14063                           14565
1992 02         14,680                    14423                           14916
1992 05         15,024                    14740                           15231
1992 08         15,680                    15311                           15796
1992 11         15,952                    15502                           16025
1993 02         16,958                    16469                           16969
1993 05         17,091                    16542                           17054
1993 08         17,749                    17227                           17723
1993 11         17,851                    17283                           17801
1994 02         17,930                    17366                           18084
1994 05         17,652                    16802                           17648
1994 08         17,894                    17049                           17754
1994 11         16,880                    16043                           16870
1995 02         18,472                    17497                           18250
1995 05         19,113                    18230                           19071
1995 08         19,239                    18352                           19325
1995 11         19,999                    19211                           20057
1996 02         20,229                    19367                           20266
1996 05         19,926                    19043                           19943
1996 08         20,316                    19388                           20338
1996 11         21,164                    20181                           21220
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURNS
                               PERIODS ENDED NOVEMBER 30, 1996      FINAL VALUE OF A
                               -------------------------------     ------------------
                                 1 YEAR    5 YEARS   10 YEARS      $10,000 INVESTMENT
-------------------------------------------------------------------------------------
INSURED LONG-TERM PORTFOLIO        5.77%     8.16%    7.79%            $21,164
AVERAGE PENNSYLVANIA
   MUNICIPAL FUND                  5.05      7.41     7.27              20,181
LEHMAN MUNICIPAL BOND INDEX        5.88      7.84     7.81              21,220
-------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 9/30/96*
------------------------------------------------------------------------------------------
                                                                           10 YEARS
                             INCEPTION                            ------------------------
                               DATE        1 YEAR     5 YEARS     CAPITAL  INCOME   TOTAL
------------------------------------------------------------------------------------------
Insured Long-Term Portfolio   4/7/86        6.36%      7.71%       1.37%    6.58%    7.95%
------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year end.

PERFORMANCE SUMMARY: MONEY MARKET PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.


TOTAL INVESTMENT RETURNS: 6/13/88-11/30/96
---------------------------------------------
          MONEY MARKET PORTFOLIO     AVERAGE
                                      FUND*
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
---------------------------------------------
1988        0.0%    2.5%     2.5%      2.5%
1989        0.0     6.4      6.4       6.4
1990        0.0     5.9      5.9       5.4
1991        0.0     4.6      4.6       4.6
1992        0.0     3.0      3.0       2.9
1993        0.0     2.4      2.4       2.2
1994        0.0     2.6      2.6       2.4
1995        0.0     3.7      3.7       3.5
1996        0.0     3.4      3.4       3.1
---------------------------------------------

*Average Pennsylvania Tax-Exempt Money Market Fund.

See Financial Highlights table on page 24 for dividend information for the past five years.

CUMULATIVE PERFORMANCE: 11/30/86-11/30/96
--------------------------------------------------------------------------
    Cumulative Performance 10 yr Graph - Portfolio/ Benchmark -
     Vanguard Pennsylvania Tax-Free Fund Money Market Portfolio
         PA Tax-Free Money Market        Lipper PA Tax-Exempt Money Market
1988  06          10000                          10000
1988  08          10113                          10109
1988  11          10254                          10252
1989  02          10407                          10407
1989  05          10582                          10581
1989  08          10747                          10744
1989  11          10909                          10904
1990  02          11065                          11061
1990  05          11229                          11224
1990  08          11386                          11381
1990  11          11548                          11545
1991  02          11698                          11695
1991  05          11832                          11825
1991  08          11955                          11947
1991  11          12079                          12070
1992  02          12182                          12171
1992  05          12278                          12265
1992  08          12356                          12341
1992  11          12437                          12417
1993  02          12513                          12487
1993  05          12588                          12552
1993  08          12659                          12617
1993  11          12734                          12685
1994  02          12803                          12749
1994  05          12879                          12819
1994  08          12961                          12894
1994  11          13062                          12987
1995  02          13176                          13095
1995  05          13305                          13215
1995  08          13422                          13326
1995  11          13543                          13438
1996  02          13659                          13544
1996  05          13773                          13649
1996  08          13883                          13750
1996  11          13998                          13801
--------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURNS
                                PERIODS ENDED NOVEMBER 30, 1996
                                -------------------------------
                                                       SINCE         FINAL VALUE OF A
                                  1 YEAR    5 YEARS   INCEPTION     $10,000 INVESTMENT
--------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO             3.36%     2.99%      4.05%            $13,998
AVERAGE PENNSYLVANIA TAX-
    EXEMPT MONEY MARKET FUND       3.11      2.81       3.88              13,801
-------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 9/30/96*
------------------------------------------------------------------------------------------
                                                                       SINCE INCEPTION
                             INCEPTION                            ------------------------
                               DATE        1 YEAR     5 YEARS     CAPITAL  INCOME    TOTAL
------------------------------------------------------------------------------------------
Money Market Portfolio        6/13/88       3.42%      3.02%       0.00%    4.07%    4.07%
------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year end.

PORTFOLIO PROFILE: INSURED LONG-TERM PORTFOLIO
NOVEMBER 30, 1996

This Profile provides a snapshot of the Portfolio's characteristics, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.

FINANCIAL ATTRIBUTES
-------------------------------------------
Number of Issues                        190
Yield                                  4.9%
Yield to Maturity*                     4.9%
Average Coupon                         5.7%
Average Maturity                 10.1 years
Average Quality                         Aaa
Average Duration                  6.4 years
Expense Ratio                         0.19%

*After expenses.


VOLATILITY MEASURES
-------------------------------------------
                INSURED LONG-TERM    LEHMAN
                        PORTFOLIO    INDEX*
-------------------------------------------
R-Squared                    0.97      1.00
Beta                         1.01      1.00

*Lehman Municipal Bond Index.


DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------
Under 1 Year                          13.2%
1-5 Years                             14.8
5-10 Years                            37.7
10-20 Years                           21.9
20-30 Years                           12.4
Over 30 Years                           --
-------------------------------------------
Total                                100.0%


INVESTMENT FOCUS
--------------------------------------------
          AVERAGE MATURITY

              [GRAPH]


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
Aaa                                       98.4%
Aa                                         1.6
A                                          --
Baa                                        --
Ba                                         --
B                                          --
Not Rated                                  --
-----------------------------------------------
Total                                    100.0%

[PHOTO]

AVERAGE COUPON. The average interest rate, expressed as a percentage of face value, paid on the securities held by a portfolio.

AVERAGE DURATION. An estimate of how much a portfolio's share price will fluctuate in response to a change in interest rates. To estimate the price sensitivity of a portfolio, multiply its duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the credit ratings assigned to the portfolio's securities holdings by credit-rating agencies. Agencies assign credit ratings after appraising an issuer's ability to meet its debt obligations. Quality is graded on a scale, with Aaa indicating the most creditworthy bond issuers and MIG-1 indicating the most creditworthy issues of municipal money market securities. (Individual money market securities with a rating of A, Aa, and Aaa all receive a MIG-1 designation.)

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the fluctuations in the overall market (or appropriate market index). The market, or index, has a beta of 1.00, so a portfolio with a beta of
1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

DISTRIBUTION BY CREDIT QUALITY. An indicator of the risk of default or other credit problems on securities held by a portfolio.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a portfolio's share price will fluctuate in response to changes in interest rates. Callable securities trading at premium to par value are treated as coming due on their earliest redemption date.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors. The average expense ratio in 1995 for state tax-free bond funds was 1.01%; for state tax-free money market funds, the figure was 0.59%.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a portfolio's interest income. The yield, expressed as a percentage of a portfolio's net asset value, is based on income earned by the portfolio over the past 30 days (7 days for money market portfolios) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.

PORTFOLIO PROFILE: MONEY MARKET PORTFOLIO
NOVEMBER 30, 1996

This Profile provides a snapshot of the Portfolio's characteristics. Key elements of this Profile are defined on page 11.


FINANCIAL ATTRIBUTES
--------------------------------------------
Yield                                  3.4%
Average Maturity                    43 days
Average Quality                       MIG-1
Expense Ratio                         0.19%



DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
Aaa                                       43.5%
Aa                                        36.7
A                                         19.8
Baa                                         --
Ba                                          --
B                                           --
Not Rated                                   --
----------------------------------------------
Total                                    100.0%

FINANCIAL STATEMENTS
NOVEMBER 30, 1996

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or non-insured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the Portfolio distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE      MARKET
                                                                                    MATURITY                  AMOUNT      VALUE*
INSURED LONG-TERM PORTFOLIO                                                COUPON       DATE                   (000)       (000)
---------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.8%)
---------------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (91.1%)
Allegheny County PA GO                                                      0.00%     5/1/03  (2)             12,315       9,138
Allegheny County PA GO                                                      5.00%    10/1/08  (3)              5,955       5,968
Allegheny County PA GO                                                      5.10%    10/1/09  (3)              1,760       1,762
Allegheny County PA GO                                                      5.15%    10/1/10  (3)              6,570       6,560
Allegheny County PA GO                                                      6.00%     5/1/10  (2)              3,030       3,187
Allegheny County PA GO                                                      6.00%     5/1/12  (2)              3,000       3,139
Allegheny County PA Hosp. Dev. Auth. (Magee Women's Hosp.)                  6.00%    10/1/10  (3)              4,235       4,610
Allegheny County PA Hosp. Dev. Auth. (Mercy Hosp.)                          6.75%     4/1/21  (2)              4,500       4,990
Allegheny County PA Hosp. Dev. Auth. (Presbyterian Univ. Health)            6.00%    11/1/12  (1)              3,000       3,101
Allegheny County PA Hosp. Dev. Auth. (Presbyterian Univ. Health)           7.125%     7/1/99  (1)(Prere.)      6,835       7,452
Allegheny County PA Hosp. Dev. Auth. (Presbyterian Univ. Health)            7.60%     3/1/98  (1)(Prere.)      5,000       5,322
Allegheny County PA Hosp. Dev. Auth. VRDO
  (Children's Hosp.-Pittsburgh)                                             3.50%    12/5/96  (1)              4,300       4,300
Allegheny County PA Port Auth.                                              4.50%     3/1/98  (2)              6,000       6,054
Allegheny County PA Sanitation Auth.                                        5.50%    12/1/13  (3)             19,000      19,124
Allegheny County PA Sanitation Auth.                                        5.50%    12/1/16  (3)             23,665      23,354
Allegheny County PA Sanitation Auth.                                        6.25%    12/1/14  (1)              9,660      10,485
Allegheny County PA Sanitation Auth.                                        6.50%    12/1/11  (3)              8,000       8,691
Altoona City PA Auth.                                                       6.50%    11/1/19  (3)             20,000      22,254
Beaver County PA IDA (Ohio Edison)                                          7.00%     6/1/21  (3)             22,715      25,330
Beaver County PA IDA (Ohio Edison)                                          7.10%     6/1/18  (3)              5,000       5,498
Berks County PA GO                                                          0.00%   11/15/13  (3)              7,250       2,874
Berks County PA GO                                                          0.00%   11/15/14  (3)              8,615       3,206
Berks County PA GO                                                          0.00%   11/15/15  (3)              6,250       2,201
Berks County PA GO                                                          5.75%   11/15/12  (3)              7,750       7,898
Berks County PA Hosp. Rev. (Reading Hosp.)                                  5.70%    10/1/14  (1)              4,500       4,673
Berks County PA Hosp. Rev. (Reading Hosp.)                                  6.10%    10/1/23  (1)             16,500      17,281
Blair County PA Hosp. Auth. (Altoona Hosp.)                                 6.50%     7/1/22  (2)              8,500       9,300
Boyertown PA Area School Dist.                                              6.10%     3/1/15  (2)              6,000       6,229

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE      MARKET
                                                                                    MATURITY                  AMOUNT      VALUE*
INSURED LONG-TERM PORTFOLIO                                                COUPON       DATE                   (000)       (000)
---------------------------------------------------------------------------------------------------------------------------------
Butler County PA GO                                                         6.00%    7/15/12  (3)          $   5,185   $   5,375
Center City Philadelphia PA Business Improvement                            5.50%    12/1/15  (2)              6,955       6,939
Center Township PA Sewer Auth.                                              5.50%    4/15/11  (1)              2,375       2,411
Central Dauphin County PA School Dist. GO                                   0.00%     6/1/04  (2)              4,800       3,362
Central Greene PA School Dist.                                              6.50%    2/15/24  (1)              5,500       6,168
Cornwall Lebanon PA Suburban Joint School Dist.                            5.875%     3/1/14  (3)              5,635       5,797
Cornwall Lebanon PA Suburban Joint School Dist.                             5.90%     3/1/11  (3)              3,270       3,412
Corry PA Area School Dist. GO                                               5.50%   12/15/10  (1)              4,600       4,671
Dauphin County PA General Auth. (West Pennsylvania Hosp.)                   5.50%     7/1/13  (1)              5,000       4,973
Dauphin County PA Hosp. Auth. (Harrisburg Hosp.)                           8.125%     7/1/07  (1)              3,000       3,132
Delaware County PA Auth. College Rev. (Haverford College)                   5.40%   11/15/13  (1)              1,750       1,751
Delaware County PA Hosp. Auth. (Crozer Chester Medical Center)              5.30%   12/15/11  (1)              4,660       4,597
Delaware County PA Hosp. Auth. (Delaware County Memorial Hosp.)             5.50%    8/15/13  (1)             12,000      12,047
Delaware County PA Hosp. Auth. (Delaware County Memorial Hosp.)             5.50%    8/15/19  (1)              5,000       4,923
Delaware County PA Hosp. Auth. (Delaware County Memorial Hosp.)            7.125%    8/15/99  (1)(Prere.)      5,160       5,640
Delaware County PA Hosp. Auth. (Delaware County Memorial Hosp.)             7.20%    8/15/99  (1)(Prere.)      8,000       8,760
Delaware River Joint Toll Bridge Comm. PA & NJ                              6.00%     7/1/18  (3)              3,040       3,128
Delaware River Port Auth. PA & NJ                                           5.50%     1/1/26  (3)             21,450      21,295
Delaware River Port Auth. PA & NJ                                           6.50%     1/1/09  (2)              4,500       4,684
Delaware River Port Auth. PA & NJ                                          7.375%     1/1/07  (2)             13,500      14,531
Erie County PA Hosp. Auth. (St. Vincent Health Care)                       6.125%     7/1/13  (1)              3,900       4,102
Fort LeBoeuf PA School Dist. GO                                             5.80%     1/1/13  (1)              5,500       5,630
Garnet Valley PA School Dist. GO                                            5.70%     4/1/11  (2)              3,000       3,066
Greensburg Salem PA School Dist. GO                                         6.45%    9/15/18  (1)              7,500       8,009
Haverford Township PA School Dist.                                          6.25%     6/1/04  (3)(Prere.)     11,500      12,685
Hazleton PA Area School Dist.                                               5.75%     3/1/13  (3)             11,875      12,188
Lancaster PA Higher Educ. Auth. (Franklin & Marshall College)               6.60%    4/15/10  (1)              4,940       5,396
Lancaster PA Higher Educ. Auth. (Franklin & Marshall College)               6.70%    4/15/12  (1)              4,000       4,388
Lehigh County PA General Purpose Hosp. Auth. (Lehigh Valley Hosp.)         5.625%     7/1/25  (1)             17,500      17,413
Lehigh County PA General Purpose Hosp. Auth. (Lehigh Valley Hosp.)          5.70%     7/1/10  (1)              3,905       4,029
Lehigh County PA General Purpose Hosp. Auth. (Lehigh Valley Hosp.)          7.00%     7/1/16  (1)              4,415       5,341
Lehigh County PA GO                                                         6.00%   10/15/99  (2)(Prere.)      1,000       1,050
Lewisburg PA Area School Dist. GO                                           6.20%     6/1/02  (1)(Prere.)      3,500       3,803
Lewisburg PA Area School Dist. GO                                           6.25%     6/1/02  (1)(Prere.)      3,685       4,013
Ligonier Valley PA School Dist. GO                                          6.00%     3/1/19  (1)              6,000       6,220
Lycoming County PA College Auth. (PA College of Technology)                 5.40%    11/1/08  (2)              6,000       6,124
Lycoming County PA Hosp. Auth. (Williamsport Hosp.)                         5.25%   11/15/15  (6)             15,525      15,107
Lycoming County PA Hosp. Auth. (Williamsport Hosp.)                        5.375%   11/15/10  (6)              9,820       9,711
Manheim PA Central School Dist. GO                                          6.85%     3/1/08  (3)              2,705       2,944
Mars PA Area School Dist. GO                                                6.25%     9/1/04  (3)(Prere.)      4,000       4,423
Montgomery County PA Higher Educ. & Health Auth.
  (Abington Memorial Hosp.)                                                 6.00%     6/1/22  (2)             10,160      10,522
Montgomery County PA Higher Educ. & Health Auth.
  (Abington Memorial Hosp.)                                                 6.10%     6/1/12  (2)              5,000       5,278
Montgomery County PA IDA PCR (PECO)                                         6.70%    12/1/21  (1)             12,000      13,335
Mount Lebanon PA Hosp. Dev. Auth. (St. Clair Memorial Hosp.)                6.25%     7/1/06  (3)              9,250      10,293
Nazareth PA School Dist.                                                    5.50%   11/15/15  (2)              1,500       1,496
Neshaminy PA School Dist. GO                                                6.30%    2/15/13  (3)             10,000      10,648
North Penn PA Water Auth.                                                  6.125%    11/1/10  (3)              5,140       5,458
North Wales PA Water Auth.                                                  5.25%    11/1/19  (3)             12,350      12,013
North Wales PA Water Auth.                                                 6.125%    11/1/12  (3)              3,000       3,149
North Wales PA Water Auth.                                                 6.125%    11/1/22  (3)              8,300       8,605
North Wales PA Water Auth.                                                  6.25%    11/1/14  (3)              2,300       2,466
Northampton County PA Higher Educ. Auth. (Lehigh Univ.)                     7.10%   11/15/09  (1)              7,035       7,674
Northampton County PA Hosp. Auth. (Easton Hosp.)                            6.25%     1/1/19  (1)             10,000      10,574
Northampton County PA Hosp. Auth. (Easton Hosp.)                           7.875%     1/1/19  (5)                285         310
Northampton County PA IDA PCR (Central Metro Edison)                        6.10%    7/15/21  (1)              4,410       4,660
Northumberland County PA Commonwealth Lease                                 6.25%   10/15/01  (1)(Prere.)     13,600      14,749
Penn Hills PA GO                                                            5.80%    12/1/02  (2)(Prere.)     11,735      12,581
Penn Trafford PA School Dist. GO                                            5.85%     5/1/14  (1)              2,435       2,502
Pennsylvania Convention Center Auth.                                        0.00%     9/1/04  (3)              5,000       3,461

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE      MARKET
                                                                                    MATURITY                  AMOUNT      VALUE*
                                                                           COUPON       DATE                   (000)       (000)
---------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Convention Center Auth.                                        6.00%     9/1/19  (3)          $  12,600   $  13,498
Pennsylvania Convention Center Auth.                                        6.70%     9/1/16  (3)             19,150      22,032
Pennsylvania GO                                                             5.25%    5/15/98  (3)              8,200       8,369
Pennsylvania GO                                                            5.375%    5/15/10  (3)             13,800      14,013
Pennsylvania GO                                                            5.375%    5/15/12  (3)             16,570      16,679
Pennsylvania Higher Educ. Auth.
  (Allegheny Delaware Valley Obligated Group)                              5.875%   11/15/16  (1)             20,000      20,686
Pennsylvania Higher Educ. Auth. (College and Univ. Rev.)                    7.20%     1/1/04  (2)              2,165       2,172
Pennsylvania Higher Educ. Auth. (State System)                             5.375%    6/15/18  (2)              8,845       8,630
Pennsylvania Higher Educ. Auth. (Temple Univ.)                              6.50%     4/1/21  (1)              6,000       6,529
Pennsylvania Intergovernmental Cooperative Auth.                            5.00%    6/15/98  (3)             21,000      21,352
Pennsylvania Intergovernmental Cooperative Auth.                            5.40%    6/15/09  (3)              2,700       2,747
Pennsylvania Intergovernmental Cooperative Auth.                            5.50%    6/15/10  (3)              3,700       3,763
Pennsylvania Intergovernmental Cooperative Auth.                           5.625%    6/15/13  (3)              2,605       2,644
Pennsylvania Intergovernmental Cooperative Auth.                           5.625%    6/15/23  (1)             20,500      20,290
Pennsylvania Intergovernmental Cooperative Auth.                            6.75%    6/15/05  (3)(Prere.)     23,050      26,326
Pennsylvania Intergovernmental Cooperative Auth.                            7.00%    6/15/05  (3)(Prere.)      2,250       2,609
Pennsylvania Turnpike Comm.                                                 5.50%    12/1/17  (3)             29,000      28,609
Pennsylvania Turnpike Comm.                                                 5.75%    12/1/12  (2)             10,000      10,291
Pennsylvania Turnpike Comm.                                                 6.00%     6/1/15  (1)             28,800      29,849
Pennsylvania Turnpike Comm.                                                 6.25%     6/1/11  (2)             14,390      15,254
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.                          6.00%    12/1/19  (2)              7,450       7,798
Philadelphia PA Airport Rev.                                               9.875%    6/15/06  (1)              2,215       2,226
Philadelphia PA Gas Works                                                   6.00%    5/15/12  (2)             14,250      14,710
Philadelphia PA Gas Works                                                   6.75%     1/1/15  (2)             13,930      14,822
Philadelphia PA Gas Works                                                   7.25%     1/1/10  (2)             10,085      10,830
Philadelphia PA GO                                                          5.00%    5/15/20  (1)             17,650      16,694
Philadelphia PA GO                                                          6.00%   11/15/10  (3)              2,810       2,996
Philadelphia PA GO                                                          6.00%   11/15/11  (3)              3,025       3,223
Philadelphia PA GO                                                          6.00%   11/15/12  (3)              3,355       3,551
Philadelphia PA GO                                                          6.00%   11/15/13  (3)              1,885       1,988
Philadelphia PA Municipal Auth. Lease Rev.                                  5.55%   11/15/08  (3)              3,040       3,155
Philadelphia PA Municipal Auth. Lease Rev.                                  5.60%   11/15/09  (3)              2,100       2,170
Philadelphia PA Municipal Auth. Lease Rev.                                  5.60%   11/15/10  (3)              6,755       6,932
Philadelphia PA Municipal Auth. Lease Rev.                                 5.625%   11/15/18  (3)              8,750       8,733
Philadelphia PA Municipal Auth. Lease Rev.                                  7.10%   11/15/05  (1)              3,000       3,384
Philadelphia PA Parking Auth. Rev.                                         7.375%     9/1/18  (2)             12,065      12,932
Philadelphia PA School Dist. GO                                             0.00%     7/1/01  (2)             11,750       9,601
Philadelphia PA School Dist. GO                                             5.50%     9/1/15  (2)              5,000       4,988
Philadelphia PA School Dist. GO                                             5.50%     9/1/18  (2)              4,000       3,965
Philadelphia PA School Dist. GO                                             5.85%     7/1/09  (1)              1,500       1,579
Philadelphia PA Water & Waste Water Rev.                                    5.00%    6/15/16  (4)              6,000       5,671
Philadelphia PA Water & Waste Water Rev.                                    5.50%     8/1/14  (1)             12,900      12,951
Philadelphia PA Water & Waste Water Rev.                                    5.60%     8/1/18  (1)              5,920       5,883
Philadelphia PA Water & Waste Water Rev.                                    6.25%     8/1/11  (1)              3,750       4,175
Philadelphia PA Water & Waste Water Rev.                                    7.00%    6/15/10  (3)             33,865      40,138
Philadelphia PA Water & Waste Water Rev.                                    7.00%    6/15/11  (3)             35,685      42,424
Pine Richland School Dist. PA                                               5.50%     9/1/19  (4)              3,430       3,435
Pittsburgh PA GO                                                            5.20%     9/1/06  (2)              1,175       1,208
Pittsburgh PA GO                                                            5.30%     9/1/07  (2)              1,000       1,029
Pittsburgh PA GO                                                            5.50%     9/1/14  (2)              9,500       9,738
Pittsburgh PA GO                                                            6.25%     9/1/16  (1)             11,030      11,699
Pittsburgh PA GO                                                            7.00%     3/1/06  (3)             18,265      18,770
Pittsburgh PA GO                                                            7.00%     3/1/07  (3)              2,135       2,194
Pittsburgh PA Public Parking Auth.                                         5.875%    12/1/12  (3)              8,200       8,521
Pittsburgh PA Water & Sewer System                                          7.25%     9/1/14  (3)(ETM)        25,210      29,710
Pittsburgh PA Water & Sewer System                                         7.625%     9/1/04  (3)(ETM)         5,370       6,210
Pocono Mountain PA School Dist. GO                                          5.75%    10/1/09  (2)              6,000       6,191
Reading PA GO                                                              5.875%   11/15/12  (2)             18,000      18,550
St. Mary's Hosp. Auth. Langhorne PA (Franciscan Health System)              7.00%     7/1/09  (5)              1,000       1,080
St. Mary's Hosp. Auth. Langhorne PA (Franciscan Health System)              7.00%     7/1/13  (5)              5,050       5,453

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE      MARKET
                                                                                    MATURITY                  AMOUNT      VALUE*
INSURED LONG-TERM PORTFOLIO                                                COUPON       DATE                   (000)       (000)
---------------------------------------------------------------------------------------------------------------------------------
St. Mary's Hosp. Auth. Langhorne PA (Franciscan Health System)              7.00%    6/15/15  (5)          $   1,770  $    1,909
Sayre PA Health Care Fac. Auth. VRDO (VHA of Pennsylvania
  Pooled Capital Asset Finance Program)                                     3.60%    12/4/96  (2)             49,225      49,225
Sayre PA Health Care Fac. Auth. (Guthrie Health Care System)                7.00%     3/1/11  (2)              2,000       2,220
Scranton-Lackawanna PA Health & Welfare Auth. (Mercy Health)               5.625%     1/1/16  (1)+             5,490       5,550
Scranton-Lackawanna PA Health & Welfare Auth. (Mercy Health)                5.70%     1/1/23  (1)+             8,000       8,103
Seneca PA Valley School Dist. GO                                            5.50%     7/1/14  (3)              9,965       9,998
Seneca PA Valley School Dist. GO                                            5.75%     7/1/10  (3)              4,000       4,113
Souderton PA Area School Dist. GO                                           7.00%     9/1/12  (2)              2,200       2,294
South Fork PA Hosp. Auth. (Conemaugh Valley Hosp.)                         5.625%     7/1/10  (6)              2,300       2,387
South Fork PA Hosp. Auth. (Conemaugh Valley Hosp.)                          5.75%     7/1/18  (6)              7,000       7,228
Spring-Ford PA Area School Dist. GO                                         6.50%     2/1/18  (2)              8,260       9,191
Univ. of Pittsburgh PA                                                     6.125%     6/1/21  (1)             38,570      40,301
Univ. of Pittsburgh PA                                                      6.25%     6/1/12  (1)              4,250       4,549
Washington County PA Hosp. Auth. (Shadyside Hosp.)                         5.875%   12/15/09  (2)             22,000      23,157
Washington County PA Hosp. Auth. (Washington Hosp.)                         6.75%     7/1/12  (2)             10,000      10,894
West Allegheny PA School Dist.                                              6.25%     2/1/14  (2)              6,155       6,493
West Jefferson Hills PA School Dist. GO                                     5.90%     8/1/10  (3)              3,160       3,273
West Jefferson Hills PA School Dist. GO                                     5.95%     8/1/14  (3)              7,180       7,380
West Mifflin PA School Dist. GO                                             5.35%    2/15/09  (3)              1,555       1,578
West Mifflin PA School Dist. GO                                            5.625%    2/15/15  (3)              7,000       7,011
Westmoreland County PA Auth.                                               6.125%     7/1/17  (1)(ETM)         8,205       8,617
York County PA Southwestern School Dist. GO                                 6.40%    6/15/12  (3)              3,825       4,256
                                                                                                                      -----------
                                                                                                                       1,504,369
                                                                                                                      -----------
PORTFOLIO INSURED (0.1%)
Allegheny County PA Hosp. Dev. Auth. (St. Margaret's Hosp.)                 9.80%     7/1/10                   1,500       1,528
                                                                                                                      -----------
NON-INSURED (8.6%)
Allegheny County PA Higher Educ. Auth. VRDO (Univ. of Pittsburgh)           3.45%    12/5/96  LOC              6,000       6,000
Allegheny County PA Hosp. Dev. Auth. VRDO (Allegheny General Hosp.)         3.55%    12/4/96  LOC             20,800      20,800
Allegheny County PA Hosp. Dev. Auth. VRDO (Presbyterian Univ. Health)       3.60%    12/5/96                     600         600
Allegheny County PA Hosp. Dev. Auth. VRDO (South Hills Health System)       3.50%    12/4/96  LOC              6,800       6,800
Delaware County PA Hosp. Auth. VRDO (Crozier-Chester Medical Center)        3.57%    12/4/96  LOC              2,000       2,000
Delaware County PA IDA PCR VRDO (PECO)                                      4.05%    12/3/96  LOC                400         400
Emmaus PA General Auth. Local Rev. VRDO
  (Hatboro-Horsham School Dist.)                                            3.65%    12/4/96  LOC                900         900
Geisinger Health System Auth. of PA VRDO (Geisinger Health System)          4.00%    12/3/96                   4,800       4,800
Pennsylvania GO                                                             4.75%    6/15/97                   1,750       1,761
Pennsylvania Higher Educ. Fac. Auth. VRDO (Carnegie Mellon Univ.)           4.10%    12/3/96                   2,900       2,900
Pennsylvania Higher Educ. Fac. Auth. (Univ. of Pennsylvania)                5.75%     1/1/22                  12,415      12,554
Pennsylvania Higher Educ. Fac. Auth. VRDO
  (Univ. of Pennsylvania Health System Obligated Group)                     3.60%    12/4/96                   4,100       4,100
Pennsylvania Housing Single Family Mortgage Finance Agency                  6.90%     4/1/17                   6,475       6,852
Pennsylvania Housing Single Family Mortgage Finance Agency                  7.55%     4/1/16                   4,040       4,319
Pennsylvania TAN                                                            4.50%    6/30/97                  15,000      15,081
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. VRDO
  (Children's Hosp. of Philadelphia)                                        4.00%    12/3/96                  35,750      35,750
Philadelphia PA IDA VRDO (Franklin Institute)                               3.65%    12/5/96  LOC              6,700       6,700
Philadelphia PA TRAN                                                        4.50%    6/30/97                   5,000       5,023
Swarthmore Borough PA Auth. College Rev.                                   7.375%    9/15/18                   2,200       2,347
Univ. of Pittsburgh PA Higher Educ. VRDO                                    3.45%    12/5/96  LOC              2,100       2,100
                                                                                                                      -----------
                                                                                                                         141,787
                                                                                                                      -----------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (COST $1,550,770)                                                                                1,647,684
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          MARKET
                                                                                                                          VALUE*
                                                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.2%)
---------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                  $   29,825
Liabilities                                                                                                              (26,272)
                                                                                                                      -----------
                                                                                                                           3,553
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------------------------
Applicable to 146,585,821 outstanding shares of beneficial interest
  (unlimited authorization--no par value)                                                                             $1,651,237
=================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                 $11.26
=================================================================================================================================

*See Note A in Notes to Financial Statements.

For explanations of abbreviations and other references, see page 20.

---------------------------------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1996, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                              AMOUNT         PER
                                                                                                               (000)       SHARE
---------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                           $1,547,675      $10.56
Undistributed Net Investment Income                                                                               --          --
Accumulated Net Realized Gains--Note E                                                                         6,388         .04
Unrealized Appreciation--Note F
   Investment Securities                                                                                      96,914         .66
   Futures Contracts                                                                                             260          --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                $1,651,237      $11.26
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE      MARKET
                                                                                    MATURITY                  AMOUNT      VALUE*
MONEY MARKET PORTFOLIO                                                     COUPON       DATE                   (000)       (000)
---------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (100.9%)
---------------------------------------------------------------------------------------------------------------------------------
Allegheny County PA GO VRDO                                                 3.60%    12/5/96              $    8,900  $    8,900
Allegheny County PA GO TOB VRDO                                             3.65%    12/5/96  (2)              3,000       3,000
Allegheny County PA Higher Educ. Auth. VRDO (Univ. of Pittsburgh)           3.35%    12/5/96  LOC             31,230      31,230
Allegheny County PA Hosp. Dev. Auth. VRDO (Allegheny General Hosp.)         3.55%    12/4/96  LOC             17,050      17,050
Allegheny County PA Hosp. Dev. Auth. VRDO
  (Children's Hosp.-Pittsburgh)                                             3.50%    12/5/96  (1)             19,150      19,150
Allegheny County PA Hosp. Dev. Auth. CP (Health Center Dev.)                3.45%    2/11/97  LOC              6,800       6,800
Allegheny County PA Hosp. Dev. Auth. VRDO (Presbyterian Univ. Health)       3.60%    12/5/96  (1)              1,200       1,200
Allegheny County PA Hosp. Dev. Auth. VRDO (South Hills Health System)       3.50%    12/4/96  LOC              1,200       1,200
Allegheny County PA PCR CP (Duquesne Light Co.)                             3.70%    2/21/97  LOC              5,000       5,000
Allegheny County PA Port Auth.                                              4.00%     3/1/97  (2)              6,845       6,859
Beaver County PA IDA PCR CP (Duquesne Light Co.)                            3.50%    2/11/97  LOC              9,500       9,500
Beaver County PA IDA PCR CP (Duquesne Light Co.)                            3.50%    2/18/97  LOC             14,750      14,750
Beaver County PA IDA PCR CP (Duquesne Light Co.)                            3.50%    2/26/97  LOC              7,500       7,500
Beaver County PA IDA PCR CP (Duquesne Light Co.)                            3.55%    2/20/97  LOC              3,200       3,200
Beaver County PA IDA PCR VRDO (Duquesne Light Co.)                          3.55%    12/4/96  LOC             15,000      15,000
Berks County PA Higher Educ. Auth. (PA Pooled Finance Program)              7.00%     9/1/97  (Prere.)         5,000       5,124
Berks County PA IDA CP (Citizens Utility Co.)                               3.70%   12/10/96                   4,200       4,200
Berks County PA TRAN                                                        4.50%   12/31/96                  10,850      10,854
Bucks County PA GO                                                          7.15%     3/1/97  (Prere.)         2,000       2,017
Cumberland County PA Municipal Auth. PUT (Dickinson College)                4.25%   10/31/97  LOC             13,310      13,390
Dauphin County PA General Auth. Hosp. Rev. VRDO
   (Reading Hosp. & Medical Center)                                         3.65%    12/4/96                  10,400      10,400
Delaware County PA IDA Airport Fac. Rev. VRDO (United Parcel Service)       3.90%    12/3/96                  67,700      67,700
Delaware County PA IDA PCR VRDO (BP Exploration & Oil)                      4.10%    12/3/96                   4,700       4,700
Delaware County PA IDA PCR VRDO (PECO)                                      4.05%    12/3/96  LOC              4,925       4,925
Delaware County PA IDA PCR VRDO CP (PECO)                                   3.55%    4/10/97  (3)              4,200       4,200
Delaware County PA IDA PCR VRDO CP (PECO)                                   3.65%   12/10/96  (3)              5,000       5,000
Delaware County PA IDA PCR VRDO CP (PECO)                                   3.70%   12/16/96  (3)              1,150       1,150
Delaware County PA IDA PUT (Resource Recovery Project)                     3.625%    12/1/97  LOC             23,000      23,000
Delaware County PA IDA Solid Waste Rev. VRDO (Scott Paper Co.)              3.55%    12/4/96                  55,400      55,400
Downingtown PA School Dist. GO                                              4.00%     3/1/97                   1,305       1,306
Emmaus PA General Auth. Local Govt. Rev. VRDO (Allentown City)              3.65%    12/4/96  LOC              8,000       8,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
  (Altoona Area School Dist.)                                               3.65%    12/4/96  LOC             14,400      14,400
Emmaus PA General Auth. Local Govt. Rev. VRDO
  (East Penn School Dist.)                                                  3.65%    12/4/96  LOC             10,000      10,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
  (Great Valley School Dist.)                                               3.70%    12/4/96  LOC             15,000      15,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
  (Hatboro-Horsham School Dist.)                                            3.65%    12/4/96  LOC             17,100      17,100
Emmaus PA General Auth. Local Govt. Rev. VRDO
  (Highlands School Dist.)                                                  3.65%    12/4/96  LOC             10,000      10,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
  (Lower Dauphin School Dist.)                                              3.70%    12/4/96  LOC              5,000       5,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
  (Owen J. Roberts School Dist.)                                            3.65%    12/4/96  LOC              7,900       7,900
Emmaus PA General Auth. Local Govt. Rev. VRDO (Pooled Program)              3.65%    12/4/96                  29,800      29,800
Emmaus PA General Auth. Local Govt. Rev. VRDO
  (Red Lion Area School Dist.)                                              3.70%    12/4/96  LOC              3,500       3,500
Emmaus PA General Auth. Local Govt. Rev. VRDO
  (Southern York School Dist.)                                              3.65%    12/4/96  LOC              6,500       6,500
Emmaus PA General Auth. Local Govt. Rev. VRDO
  (Southmoreland School Dist.)                                              3.65%    12/4/96  LOC              5,200       5,200
Emmaus PA General Auth. Local Govt. Rev. VRDO
  (West Chester Area School Dist.)                                          3.70%    12/4/96  LOC             10,000      10,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
  (West Shore School Dist.)                                                 3.65%    12/4/96  LOC             10,000      10,000
Geisinger Health System Auth. of PA VRDO (Geisinger Health System)          4.00%    12/3/96                  27,700      27,700
Lancaster PA Higher Educ. Auth. VRDO (Franklin & Marshall College)          3.65%    12/4/96                   2,125       2,125

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE      MARKET
                                                                                    MATURITY                  AMOUNT      VALUE*
                                                                           COUPON       DATE                   (000)       (000)
---------------------------------------------------------------------------------------------------------------------------------
Lehigh County PA General Purpose Auth. CP (Hosp. Central Services)          3.85%    1/15/97  (1)         $    3,100 $     3,100
Lehigh County PA IDA PCR TOB VRDO (Pennsylvania Power & Light)              3.55%    12/5/96  (1)              3,200       3,200
Montgomery County PA IDA PCR CP (PECO)                                      3.45%    2/18/97  LOC              4,350       4,350
Montgomery County PA IDA PCR CP (PECO)                                      3.50%    2/20/97  LOC             17,280      17,280
Montgomery County PA IDA PCR CP (PECO)                                      3.65%   12/13/96  LOC              7,490       7,490
Montgomery County PA Higher Educ. & Health Auth. (Bryn Mawr Hosp.)         9.375%    12/1/97  (Prere.)         5,000       5,369
Montgomery County PA VRDO                                                   3.45%    12/4/96                   2,500       2,500
Neshaminy PA School Dist. TRAN                                              4.50%    6/30/97                   5,000       5,015
Northampton County PA IDA VRDO (Citizens Utility Co.)                       3.50%    12/4/96                   8,375       8,375
Northeastern PA Hosp. & Educ. Auth. VRDO
  (Allhealth Pooled Finance Program)                                        3.70%    12/4/96  LOC             10,000      10,000
Northeastern PA Hosp. & Education Auth. VRDO
  (Wyoming Valley Health Care Obligated Group)                              3.55%    12/4/96  (2)             41,800      41,800
Northeastern PA Hosp. Auth. Pooled CP (Hosp. Central Services)              3.60%    2/24/97  (1)              3,000       3,000
Northeastern PA Hosp. Auth. Pooled CP (Hosp. Central Services)              3.70%   12/11/96  (1)              9,800       9,800
Northeastern PA Hosp. Auth. Pooled CP (Hosp. Central Services)              3.70%   12/17/96  (1)              4,500       4,500
Pennsylvania GO                                                             4.75%    6/15/97                   6,760       6,796
Pennsylvania GO                                                             5.00%   11/15/97                   9,075       9,180
Pennsylvania GO TOB VRDO                                                    3.65%    12/5/96  (2)              9,125       9,125
Pennsylvania Higher Educ. Assistance Agency Student Loan Rev. VRDO          3.60%    12/4/96  LOC             98,100      98,100
Pennsylvania Higher Educ. Fac. Auth. VRDO (Allegheny College)               3.55%    12/4/96  LOC              3,000       3,000
Pennsylvania Higher Educ. Fac. Auth. VRDO (Carnegie Mellon Univ.)           4.10%    12/3/96                  52,300      52,300
Pennsylvania Higher Educ. Fac. Auth. VRDO RAN (Temple Univ.)                4.00%    12/3/96  LOC             37,000      37,000
Pennsylvania Higher Educ. Fac. Auth. PUT (Thomas Jefferson Univ.)           3.70%    2/26/97                  10,000      10,000
Pennsylvania Higher Educ. Fac. Auth. VRDO
  (Univ. of Pennsylvania Health System Obligated Group)                     3.60%    12/4/96                 131,800     131,800
Pennsylvania Higher Educ. Univ. Funding RAN (Temple Univ.)                 4.625%    5/20/97                  17,000      17,071
Pennsylvania Intergovernmental Cooperative Auth.                            5.00%    6/15/97  (3)              7,500       7,549
Pennsylvania State Univ. Notes                                              4.25%     4/4/97                   3,250       3,258
Pennsylvania TAN                                                            4.50%    6/30/97                  56,150      56,396
Pennsylvania Turnpike Rev.                                                 7.875%    12/1/96  (Prere.)        14,505      14,795
Pennsylvania Turnpike Rev. TOB VRDO                                         3.65%    12/5/96                  12,000      12,000
Philadelphia PA Gas Works                                                  7.875%     7/1/97  (Prere.)         8,300       8,668
Philadelphia PA Gas Works                                                  7.875%     7/1/97  (5)(Prere.)      6,500       6,778
Philadelphia PA GO                                                         8.125%     8/1/97  (Prere.)         7,000       7,335
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. VRDO
  (Children's Hosp. of Philadelphia)                                        4.00%    12/3/96                  18,700      18,700
Philadelphia PA Hosp. & Higher Educ. Fac. Auth.
  (Children's Hosp. of Philadelphia)                                        7.00%     7/1/97  (Prere.)         3,175       3,233
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. VRDO
  (Pennsylvania Hosp.)                                                      3.50%    12/4/96  (3)             29,200      29,200
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. PUT
  (Pennsylvania Hosp.)                                                      3.85%     7/1/97  (3)             25,000      25,000
Philadelphia PA IDA VRDO (Fox Chase Institute for Cancer Research)          4.00%    12/3/96  LOC              4,400       4,400
Philadelphia PA Water & Waste Water Rev.                                    4.50%    6/15/97  (1)              5,000       5,020
Pittsburgh PA Public Parking Auth.                                          4.80%    12/1/97  (3)              1,800       1,818
St. Mary's Hosp. Auth. Langhorne PA VRDO (Franciscan Health System)         3.90%    12/3/96  LOC             21,230      21,230
Sayre PA Health Care Fac. Auth. VRDO (VHA of Pennsylvania
  Pooled Capital Asset Financing Program)                                   3.60%    12/4/96  (2)             58,670      58,670
Univ. of Pittsburgh PA Higher Educ. VRDO                                    3.45%    12/5/96  LOC             34,900      34,900
York County PA IDA PCR VRDO (PECO)                                          4.05%    12/3/96  LOC             12,240      12,240
York County PA IDA PCR VRDO (Public Service Electric & Gas)                 3.30%    12/4/96  (1)              5,200       5,200
OUTSIDE PENNSYLVANIA:
Puerto Rico Govt. Dev. Bank VRDO                                            3.20%    12/4/96  LOC              1,100       1,100
---------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (COST $1,383,571)                                                                                1,383,571
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          MARKET
                                                                                                                          VALUE*
MONEY MARKET PORTFOLIO                                                                                                     (000)
---------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.9%)
---------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                  $   15,297
Liabilities                                                                                                              (27,486)
                                                                                                                      -----------
                                                                                                                         (12,189)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------------------------
Applicable to 1,371,425,921 outstanding shares of beneficial interest
  (unlimited authorization--no par value)                                                                             $1,371,382
=================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                  $1.00
=================================================================================================================================

*See Note A in Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1996, NET ASSETS CONSISTED OF:
                                                                                                              AMOUNT         PER
                                                                                                               (000)       SHARE
---------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                           $1,371,425       $1.00
Undistributed Net Investment Income                                                                               --          --
Accumulated Net Realized Losses--Note E                                                                          (43)         --
Unrealized Appreciation                                                                                           --          --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                $1,371,382       $1.00
=================================================================================================================================



KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
IDR--Industrial Development Revenue Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

+Security purchased on a when-issued or delayed delivery basis for which the Portfolio has not taken delivery as of November 30, 1996.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (AMBAC Indemnity Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a Portfolio invested in futures contracts during the period, the results of these investments are shown separately.

-----------------------------------------------------------------------------------------
                                                            YEAR ENDED NOVEMBER 30, 1996
-----------------------------------------------------------------------------------------
                                                                    INSURED        MONEY
                                                                  LONG-TERM       MARKET
                                                                  PORTFOLIO    PORTFOLIO
                                                                      (000)        (000)
-----------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Interest                                                         $89,760      $45,064
                                                                   ----------------------
      Total Income                                                   89,760       45,064
                                                                   ----------------------
EXPENSES
   The Vanguard Group--Note B
      Investment Advisory Services                                      198          159
      Management and Administrative                                   2,413        1,851
      Marketing and Distribution                                        321          378
   Insurance Expense                                                     33           --
   Custodian Fees                                                        35           35
   Auditing Fees                                                          8            7
   Shareholders' Reports                                                 40           29
   Annual Meeting and Proxy Costs                                         9            7
   Trustees' Fees and Expenses                                            4            3
                                                                   ----------------------
      Total Expenses                                                  3,061        2,469
      Expenses Paid Indirectly--Note C                                  (35)         (35)
                                                                   ----------------------
      Net Expenses                                                    3,026        2,434
-----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                86,734       42,630
-----------------------------------------------------------------------------------------
REALIZED NET GAIN
   Investment Securities Sold                                         6,102            5
   Futures Contracts                                                  1,599           --
-----------------------------------------------------------------------------------------
REALIZED NET GAIN                                                     7,701            5
-----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                             (5,506)          --
   Futures Contracts                                                  1,918           --
-----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     (3,588)          --
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $90,847      $42,635
=========================================================================================

STATEMENT OF CHANGES IN NET ASSETS


This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. Because the Portfolio distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------------
                                                INSURED LONG-TERM PORTFOLIO     MONEY MARKET PORTFOLIO
                                                -------------------------------------------------------
                                                                   YEAR ENDED NOVEMBER 30,
-------------------------------------------------------------------------------------------------------
                                                         1996          1995          1996         1995
                                                        (000)         (000)         (000)        (000)
-------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                               86,734        81,331        42,630       41,411
   Realized Net Gain (Loss)                             7,701         3,960             5           (9)
   Change in Unrealized Appreciation
      (Depreciation)                                   (3,588)      154,719            --           --
                                                -------------------------------------------------------
      Net Increase in Net Assets
         Resulting from Operations                     90,847       240,010        42,635       41,402
                                                -------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                              (86,734)      (81,331)      (42,630)     (41,411)
   Realized Capital Gain                               (5,205)           --            --           --
                                                -------------------------------------------------------
      Total Distributions                             (91,939)      (81,331)      (42,630)     (41,411)
                                                -------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                             285,730       321,317     1,497,844    1,325,637
   Issued in Lieu of Cash Distributions                64,214        56,112        39,116       38,465
   Redeemed                                          (266,653)     (265,925)   (1,365,267)  (1,269,390)
                                                -------------------------------------------------------
      Net Increase from
         Capital Share Transactions                    83,291       111,504       171,693       94,712
-------------------------------------------------------------------------------------------------------
   Total Increase                                      82,199       270,183       171,698       94,703
-------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                1,569,038     1,298,855     1,199,684    1,104,981
                                                -------------------------------------------------------
   End of Year                                     $1,651,237    $1,569,038    $1,371,382   $1,199,684
=======================================================================================================

1Shares Issued (Redeemed)
   Issued                                              25,792        29,723     1,497,844    1,325,637
   Issued in Lieu of Cash Distributions                 5,785         5,152        39,116       38,465
   Redeemed                                           (24,107)      (24,765)   (1,365,267)  (1,269,390)
                                                -------------------------------------------------------
      Net Increase in Shares Outstanding                7,470        10,110       171,693       94,712
=======================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

     The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Money market portfolios do not show a Portfolio Turnover Rate because securities purchased with less than one year to maturity are excluded from the calculation of turnover rates.


----------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED NOVEMBER 30,
                                                                         INSURED LONG-TERM PORTFOLIO
                                                               -------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                       1996     1995       1994      1993      1992
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                               $11.28    $10.07    $11.36    $10.96    $10.47
----------------------------------------------------------------------------------------------------------------
Investment Operations
   Net Investment Income                                           .606      .612      .625      .631      .664
   Net Realized and Unrealized Gain (Loss) on Investments          .017     1.210    (1.211)     .624      .520
                                                               -------------------------------------------------
      Total from Investment Operations                             .623     1.822     (.586)    1.255     1.184
                                                               -------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                           (.606)    (.612)    (.625)    (.631)    (.664)
   Distributions from Realized Capital Gains                      (.037)       --     (.079)    (.224)    (.030)
                                                               -------------------------------------------------
      Total Distributions                                         (.643)    (.612)    (.704)    (.855)    (.694)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                     $11.26    $11.28    $10.07    $11.36    $10.96
================================================================================================================

TOTAL RETURN                                                      5.77%    18.48%    -5.44%    11.90%    11.65%
================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                            $1,651    $1,569    $1,299    $1,496    $1,130
   Ratio of Total Expenses to Average Net Assets                  0.19%     0.20%     0.20%     0.20%    0.24%*
   Ratio of Net Investment Income to Average Net Assets           5.47%     5.63%     5.76%     5.61%     6.17%
   Portfolio Turnover Rate                                          13%       12%       16%       14%       17%
----------------------------------------------------------------------------------------------------------------

*Insurance expense represents 0.01%.

---------------------------------------------------------------------------------------------------------
                                                                         MONEY MARKET PORTFOLIO
                                                                         YEAR ENDED NOVEMBER 30,
                                                         ------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                1996      1995      1994      1993      1992
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                         $1.00     $1.00     $1.00     $1.00     $1.00
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                    .033      .036      .025      .024      .029
   Net Realized and Unrealized Gain (Loss) on Investments     --        --        --        --        --
                                                         ------------------------------------------------
      Total from Investment Operations                      .033      .036      .025      .024      .029
                                                         ------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                    (.033)    (.036)    (.025)    (.024)    (.029)
   Distributions from Realized Capital Gains                  --        --        --        --        --
                                                         ------------------------------------------------
      Total Distributions                                  (.033)    (.036)    (.025)    (.024)    (.029)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                               $1.00     $1.00     $1.00     $1.00     $1.00
=========================================================================================================

TOTAL RETURN                                               3.36%     3.69%     2.57%     2.38%     2.96%
=========================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                     $1,371    $1,200    $1,105      $935      $782
   Ratio of Total Expenses to Average Net Assets           0.19%     0.20%     0.20%     0.20%     0.24%
   Ratio of Net Investment Income to Average Net Assets    3.30%     3.62%     2.55%     2.35%     2.93%
   Portfolio Turnover Rate                                   N/A       N/A       N/A       N/A       N/A
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard Pennsylvania Tax-Free Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund, and comprises the Insured Long-Term and Money Market Portfolios. Each Portfolio invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the Commonwealth of Pennsylvania.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Money Market Portfolio: investment securities are valued at amortized cost, which approximates market value. Insured Long-Term
Portfolio: Bonds, and temporary cash investments acquired more than 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and credit ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. FUTURES CONTRACTS: The Insured Long-Term Portfolio may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk and minimizing transaction costs. The Portfolio may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The Portfolio may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Trustees. At November 30, 1996, the Fund had contributed capital aggregating $276,000 to Vanguard (included in Other Assets), representing 1.4% of Vanguard's capitalization. The Fund's trustees and officers are also directors and officers of Vanguard.

C. The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 1996, custodian fee offset arrangements reduced expenses of each Portfolio by $35,000.

D. During the year ended November 30, 1996, the Insured Long-Term Portfolio purchased $200,033,000 of investment securities and sold $191,851,000 of investment securities, other than temporary cash investments.

E. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. For federal income tax purposes, the Portfolios had the following capital gains available for distribution at November 30, 1996, or capital losses available to offset future capital gains:

         -----------------------------------------------------------------------
                                                            CAPITAL LOSS
                                                    ----------------------------
                                   CAPITAL GAINS                    EXPIRATION
                                   AVAILABLE FOR                  FISCAL YEAR(S)
                                   DISTRIBUTION       AMOUNT          ENDING
         PORTFOLIO                     (000)           (000)          NOV. 30
         -----------------------------------------------------------------------
         Insured Long-Term            $9,423             --                 --
         Money Market                    --            $(43)          1997-2003
         -----------------------------------------------------------------------

F. At November 30, 1996, unrealized appreciation of Insured Long-Term Portfolio investment securities for financial reporting and federal income tax purposes was $96,914,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

     At November 30, 1996, the aggregate settlement value of open futures contracts expiring in March 1997, and the related unrealized appreciation were:

         ------------------------------------------------------------------------
                                                                 (000)
                                                     ----------------------------
                                                       AGGREGATE
                                       NUMBER OF      SETTLEMENT      UNREALIZED
         PORTFOLIO/FUTURES CONTRACTS  LONG CONTRACTS     VALUE       APPRECIATION
         ------------------------------------------------------------------------
         Insured Long-Term/
             U.S. Treasury Bond          300           $34,763           $260
         ------------------------------------------------------------------------

     Unrealized appreciation on open futures contracts is required to be treated as realized gain for federal income tax purposes. The market value of securities deposited as initial margin for open futures contracts by the Insured Long-Term Portfolio was $4,000,000.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and
Board of Trustees of
Vanguard Pennsylvania Tax-Free Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Insured Long-Term Portfolio and Money Market Portfolio (constituting Vanguard Pennsylvania Tax-Free Fund, hereafter referred to as the "Fund") at November 30, 1996, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodian and the application of alternative auditing procedures, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

December 31, 1996

   SPECIAL 1996 TAX INFORMATION (UNAUDITED)
   VANGUARD PENNSYLVANIA TAX-FREE FUND

   This information for the fiscal year ended November 30, 1996, is included pursuant to provisions of the Internal Revenue Code.

       The Insured Long-Term Portfolio designates $6,896,000 as capital gain dividends (from net long-term capital gains), which will be distributed in December 1996.

       Each Portfolio designates 100% of its income dividends as exempt-interest dividends.


All comparative mutual fund data are from Lipper Analytical Services, Inc. or Morningstar unless otherwise noted.

TRUSTEES AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
         and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
         Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer Inc.;
         Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
         Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massa-chusetts Mutual Life Insurance Co.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
         University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
         NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
         Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
         Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

     RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

     RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

     KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President, Information Technology.

JAMES H. GATELY, Senior Vice President,
         Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
         Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional.

RALPH K. PACKARD, Senior Vice President and
         Chief Financial Officer.


[THE VANGUARD GROUP LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

VGOnline@aol.com  http://www.vanguard.com

All Vanguard Funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1996 Vanguard Marketing Corporation, Distributor

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Quantitative Portfolios
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

BALANCED FUNDS
  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

GROWTH FUNDS
  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

INTERNATIONAL FUNDS
  Vanguard International Growth Portfolio
  Vanguard/Trustees' Equity-International
    Portfolio

INDEX FUNDS
  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
  Vanguard Money Market Reserves
  Vanguard Admiral Funds

INCOME FUNDS
  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)

Q770-11/96